UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

CROWN PROPTECH ACQUISITIONS

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

40 West 57th Street, 29th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, par value $0.0001	CPTKW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2025, Crown PropTech Acquisitions, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), (ii) Mkango (Cayman) Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned Subsidiary of Lancaster (as defined below) (“Merger Sub”), (iii) Lancaster Exploration Limited, a company organized under the laws of the British Virgin Islands (“Lancaster”, and from and after the Closing, “PubCo”), and a direct, wholly owned subsidiary of Mkango Resources Ltd., a company organized under the laws of British Columbia, Canada (the “Selling Shareholder”), (iv) Mkango Polska s.p. Z.o.o., a company organized under the laws of Poland and a direct, wholly owned subsidiary of Selling Shareholder (“MKA Poland”), (v) Mkango ServiceCo UK Limited, a company organized under the laws of England and a direct, wholly owned subsidiary of Selling Shareholder (“Mkango ServiceCo”), and (vi) MKA Exploration Ltd., a company organized under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of Selling Shareholder (“MKA BVI”, and together with Lancaster, MKA Poland and Mkango ServiceCo, the “Companies” and, each, a “Company”) entered into a business combination agreement (the “Business Combination Agreement”). Capitalized terms used herein but not defined shall have the meanings as set forth in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, the parties thereto will enter into a business combination transaction by which, among other things, Merger Sub will be merged with and into SPAC, with SPAC being the surviving entity of the Merger and becoming a wholly-owned subsidiary of PubCo. Concurrently therewith, PubCo will become a publicly traded company, expected to operate under the name “Mkango Rare Earths Limited,” and its ordinary shares are expected to trade on Nasdaq.

The proposed Merger and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) are expected to be consummated after the required approval by the shareholders of SPAC and the satisfaction of certain other conditions summarized below.

Business Combination Agreement

Share Split and Conversion of Securities

Pursuant to the terms of the Business Combination Agreement, in connection with and immediately prior to the effective time of the Merger, Lancaster will effect a share split under which each ordinary share of Lancaster (“Lancaster Share”) that is issued and outstanding will be split into a number of PubCo Ordinary Shares determined by multiplying such Lancaster Share by the Exchange Ratio.

Further, each outstanding ordinary share of SPAC will be canceled in exchange for the right to receive one PubCo Ordinary Share, and each outstanding SPAC warrant will become exercisable for one PubCo Ordinary Share on the same terms and conditions.

Registration Statement

As promptly as reasonably practicable after the date of the Business Combination Agreement, the parties will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a prospectus with respect to PubCo’s securities to be issued in connection with the Business Combination Agreement and a proxy statement to be distributed to SPAC’s public shareholders in connection with SPAC’s solicitation of proxies for the vote by SPAC’s shareholders with respect to the proposed business combination and other matters to be described in the Registration Statement.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, in each case relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The representations and warranties will not survive the Closing, and the Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants requiring (i) the parties to conduct their respective businesses in the ordinary course through the Closing Date, (ii) the parties not to solicit, initiate, submit, facilitate, discuss or negotiate with third parties regarding alternative transactions and comply with certain related restrictions, (iii) the parties to prepare, and PubCo to file, the Registration Statement with the SEC and (iv) SPAC and the Companies using commercially reasonable efforts to execute financing agreements raising $25.75 million or more in aggregate gross proceeds prior to or at the Closing.

Governance

The Business Combination Agreement provides that, immediately following the Closing, the board of directors of PubCo (i) will consist of one (1) director designated in writing by SPAC, reasonably acceptable to Lancaster and qualifying as an independent director, and up to six (6) other directors designated in writing by Lancaster, after consultation with SPAC, and (ii) will be divided into three (3) classes of directors with staggered terms. The management team of PubCo immediately following the Closing will consist solely of Lancaster’s current management team.

Closing; Conditions to Closing

The Closing will occur within three (3) Business Days following the satisfaction or waiver of all of the closing conditions, or at such other time or in such other manner as agreed upon by SPAC and the Companies in writing.

The obligations of the parties to consummate the Transactions are subject to the satisfaction or waiver of the following closing conditions: (i) each of the SPAC Shareholders’ Approval, the Selling Shareholder’s Approval and the Merger Sub Shareholder’s Approval shall have been obtained; (ii) the Registration Statement having become effective under the Securities Act; (iii) PubCo’s initial listing application with Nasdaq will have been conditionally approved and, immediately following the Closing, PubCo will satisfy any applicable listing requirements of Nasdaq; (iv) no governmental authority will have enacted, issued, promulgated, enforced, or entered any law or governmental order that makes the Closing illegal or otherwise prevents the Closing; (v) the gross amount of cash available in SPAC’s trust account following redemptions of SPAC public shares, less certain transaction expense amounts and plus the aggregate gross amount of Permitted Financing proceeds that have been (or will be) funded, will be not less than $5.0 million; (vi) certain corporate actions, including a reorganization of the Companies, having been completed, and (vii) receipt of any required regulatory approvals (including of the TSX Venture Exchange (“TSX-V”)), and (viii) other customary closing conditions set forth in the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated and the Transactions may be abandoned at any time prior to the effective time of the Merger, as follows:

●	by mutual written consent of SPAC and Lancaster;

●	by either Lancaster or SPAC if the Closing has not occurred by March 11, 2026 (and no material breach of the Business Combination Agreement by the party seeking to terminate primarily caused or resulted in the failure of the Transactions to be consummated by such time);

●	by either Lancaster or SPAC if any governmental authority has enacted, issued, promulgated, enforced, or entered any governmental order which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions;

●	by either the Lancaster or SPAC if the SPAC shareholders do not approve the Transactions;

●	by SPAC if the Selling Shareholder does not approve the Transactions;

●	by SPAC if the Companies fail to deliver either of the Technical Report Summary or Lancaster’s 2024 and 2023 audited financial statements on or before August 31, 2025;

●	by SPAC if: (i) any Company or any of their subsidiaries enters into bankruptcy, receivership, administration, restructuring, corporate rescue or other similar proceedings or (ii) a liquidator, administrator, restructuring officer, or similar person is appointed on behalf of a Company;

●	by either the Companies or SPAC upon a material breach of any representation, warranty, covenant, or agreement on the part of the other in the Business Combination Agreement or in any other agreements relating to the Transactions and such breach is not cured within thirty (30) days following receipt of a written notice of such breach; or

●	by written notice from Lancaster to SPAC if the closing of a convertible note transaction between Lancaster and CIIG Management III LLC, a Delaware limited liability company and an existing sponsor of SPAC (“CIIG III”), which is conditioned on the public filing of the Registration Statement, is not consummated in accordance with the terms of the convertible note.

If the Business Combination Agreement is terminated, the Business Combination Agreement will become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors, or shareholders, other than liability of the Companies or SPAC, as the case may be, for fraud or for any willful and material breach of the Business Combination Agreement occurring prior to such termination.

The foregoing descriptions of the Business Combination Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference, as well as any related agreements. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about SPAC, Lancaster or the other parties thereto. In particular, the assertions embodied in representations and warranties by SPAC, Merger Sub, and Lancaster contained in the Business Combination Agreement are solely for the benefit of the parties to the Business Combination Agreement, are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to securityholders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties, covenants and agreements set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Investors and securityholders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s or PubCo’s public disclosures.

Shareholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Selling Shareholder, SPAC, and the Companies entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, the Selling Shareholder agreed to, among other things:

a)	vote all shares in the Companies held directly or indirectly by the Selling Shareholder in favor of the Business Combination Agreement, the Transactions, and any related actions, and against any other transaction or proposal intended, or that would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Transactions in any material respect or result in the failure to satisfy any closing condition set forth in the Business Combination Agreement;

b)	take all actions reasonably necessary to consummate the Transactions; and

c)	not transfer any shares in any Company held directly or indirectly by the Selling Shareholder, subject to certain exceptions.

The Selling Shareholder also agreed not to commence, join in, facilitate, assist, or encourage any claim against SPAC, Merger Sub, PubCo, the Companies, or any of their respective successors or directors challenging the validity of, or seeking to enjoin the operation of, any provision of the Shareholder Support Agreement or alleging a breach of any fiduciary duty in connection with the evaluation, negotiation, or entry into the Business Combination Agreement or any other agreement in connection with the Transactions.

This Shareholder Support Agreement shall terminate upon the earliest to occur of (a) the Expiration Time (as defined in the Shareholder Support Agreement) and (b) the mutual written agreement of SPAC, the Companies, and the Selling Shareholder.

The foregoing description of the Shareholder Support Agreement is qualified in its entirety by reference to the full text of the Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Sponsor Support Agreement

CIIG III, the Companies, SPAC, and certain investors in SPAC named therein have executed a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, CIIG III and certain other investors in SPAC have agreed to:

a)	vote all of their shares of SPAC’s Founder Shares in favor of the Business Combination Agreement, the Transactions, and any related actions, and against any other transaction or proposal that would reasonably be expected, to impede, interfere with, materially delay, postpone or adversely affect the Transactions in any material respect or result in the failure to satisfy any closing conditions set forth in the Business Combination Agreement;

b)	take all actions reasonably necessary to consummate the Transactions, and

c)	not transfer or redeem any shares of SPAC’s Founder Shares or SPAC warrants held by them prior to Closing, subject to certain exceptions.

CIIG III also agreed to waive certain rights under SPAC’s organizational documents related to the adjustment of the Initial Conversion Ratio (as defined in the Sponsor Support Agreement) in connection with the Transactions. Additionally, CIIG III committed to not demand redemption of its Founder Shares or commence any claims against SPAC or the Companies related to the negotiation or execution of the Business Combination Agreement.

A portion of the PubCo Ordinary Shares issued to CIIG III with respect to the SPAC Founder Shares held by CIIG III may be placed into escrow at Closing based on the amount of Available Gross SPAC Cash (as defined in the Business Combination Agreement). Such shares are subject to release upon achieving certain share price thresholds during the Sponsor Earnout Period (as defined in the Sponsor Support Agreement). In the event of a change of control during the Sponsor Earnout Period, the vesting requirements will be deemed satisfied, and any remaining CIIG III escrow shares will be released.

This Sponsor Support Agreement shall automatically terminate upon the earliest of the valid termination of the Business Combination Agreement or mutual written agreement of the parties, provided that such termination does not relieve liability for pre-termination breaches.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

In connection and concurrently with the Closing, PubCo, CIIG III, Crown PropTech Sponsor, LLC (together with CIIG III, the “Sponsors”), SPAC, and certain shareholders of the SPAC and the Company (such SPAC and Company shareholders, together with the Sponsors, the “Holders”) will enter into a Registration Rights and Lock-Up Agreement substantially in the form attached as Exhibit A to the Business Combination Agreement (the “Registration Rights and Lock-Up Agreement”). Pursuant to the terms of the Registration Rights and Lock-Up Agreement, PubCo will grant the Holders certain registration rights with respect to their securities.

Effective upon the Closing, PubCo will file a registration statement with the SEC within 15 business days to register the resale of all Holders’ Registrable Securities on a continuous basis and will use its reasonable best efforts to have the Registration Statement declared effective as soon as reasonably practicable. Holders will also be entitled to customary demand and piggyback registration rights, subject to certain limitations.

The Registration Rights and Lock-Up Agreement also imposes transfer restrictions on 80% of each Holder’s securities (the “Lock-Up Shares”) during the Lock-Up Period (as defined below), subject to certain adjustments. The “Lock-Up Period” is defined as the following:

Sponsors and SPAC shareholders:

●	33% released three months after the Closing Date.

●	33% released six months after the Closing Date.

●	34% released nine months after the Closing Date.

Company shareholders:

●	33% released twelve months after the Closing Date.

●	33% released eighteen months after the Closing Date.

●	34% released twenty-four months after the Closing Date.

Exceptions to the lock-up include transfers to immediate family members, affiliates, or entities controlled by the Holder, among other specified permitted transferees (provided these transferees agree to be bound by the same lock-up restrictions).

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Report, and incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

In connection and concurrently with the Closing, PubCo, SPAC, and Continental Stock Transfer & Trust Company (the “Warrant Agent”) will enter into an assignment, assumption and amendment agreement to the existing warrant agreement, dated February 8, 2021, between SPAC and Warrant Agent to provide holders of the SPAC’s warrants with warrants to purchase Pubco ordinary shares.

The foregoing description of the Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference to the full text of the form of Assignment, Assumption and Amendment Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 to this Report, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 3, 2025, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) and the information set forth therein are being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the Transactions, Lancaster and SPAC will prepare the Registration Statement, including a proxy statement/prospectus, to be filed with the SEC. The proxy statement/prospectus will be mailed to SPAC’s shareholders. SPAC urges investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Merger and the Transactions. Such persons can also read SPAC’s filings with the SEC for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The proxy statement statement/prospectus, once available, can be obtained, without charge, at the SEC’s web site at www.sec.gov and under Mkango’s profile on SEDAR+ at www.sedarplus.ca/landingpage/ or by accessing the SEDAR+ filings through Mkango’s website at www.mkango.ca. In addition, the documents filed by SPAC may be obtained free of charge by directing a request to Michael Minnick, Chief Executive Officer, 40 West 57th Street, 29th Floor New York, NY, or by telephone at (212) 796-4796.

Participants in the Solicitation

Lancaster and SPAC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SPAC’s shareholders in connection with the Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SPAC’s directors and officers in SPAC’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SPAC’s shareholders in connection with the Merger will be set forth in the proxy statement/prospectus for the Merger when available. Information concerning the interests of Lancaster’s and SPAC’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the Merger when it becomes available.

Forward-Looking Statements

All statements other than statements of historical facts contained in this Report, including statements regarding Pubco’s future financial position, results of operations, business strategy, and plans and objectives of their management team for future operations, are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, SPAC, Lancaster or their respective management teams’ expectations concerning the outlook for their or PubCo’s business, productivity, plans, goals for future operational improvements, capital investments, operational performance, future market conditions, economic performance, developments in the capital and credit markets, expected future financial performance, capital expenditure plans and timeline, mineral reserve and resource estimates, production and other operating results, productivity improvements, expected net proceeds, expected additional funding, the percentage of redemptions of SPAC’s public shareholders, growth prospects and outlook of PubCo’s operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of PubCo’s projects, future listing of PubCo on Nasdaq, as well as any information concerning possible or assumed future results of operations of PubCo. Forward-looking statements also include statements regarding the expected benefits of the proposed business combination. The forward-looking statements are based on the current expectations of the respective management teams of SPAC and Lancaster, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s or PubCo’s securities, (ii) the risk that the proposed business combination may not be completed by SPAC’s business combination deadline, or at all, and the potential failure to obtain an extension of the business combination deadline if sought by SPAC or Lancaster, (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the business combination agreement by Mkango Resources Ltd., the shareholders of SPAC and the TSX-V, the satisfaction of the minimum cash amount following redemptions by SPAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) market risks, including the price of rare earth materials, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the proposed business combination on SPAC’s or Lancaster’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against SPAC or PubCo related to the business combination agreement or the proposed business combination, (viii) failure to realize the anticipated benefits of the proposed business combination, (ix) the inability of Lancaster to meet the listing requirements of the Nasdaq Stock Market, or if listed, the inability of PubCo to maintain the listing of its securities on the Nasdaq Stock Market, (x) the risk that the price of PubCo’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which PubCo plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure, (xi) the inability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, identify and realize additional opportunities, and manage its growth and expanding operations, (xii) the risk that PubCo may not be able to successfully develop its assets, (xiii) the risk that PubCo will be unable to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiv) political and social risks of operating in Malawi or Poland, (xvi) operational hazards and risks that PubCo could face, and (xvii) the risk that additional financing in connection with the proposed business combination may not be raised on favorable terms, in a sufficient amount to satisfy the minimum cash amount condition to the business combination agreement, or at all. The foregoing list is not exhaustive, and there may be additional risks that SPAC or Lancaster presently do not know or that they currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this Report and the other risks and uncertainties described in SPAC’s filings with the SEC, the risks to be described in the Registration Statement, which will include the proxy statement/prospectus, and those discussed and identified in filings made with the SEC by SPAC and PubCo, from time to time. SPAC and Lancaster caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this Report speak only as of the date of this Report. None of SPAC or Lancaster undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that SPAC or Lancaster will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed business combination, in SPAC’s or PubCo’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Merger. This Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1*	Business Combination Agreement

10.1	Shareholder Support Agreement

10.2	Sponsor Support Agreement

10.3	Form of Registration Rights and Lock-Up Agreement (included as Exhibit A to Exhibit 2.1)

10.4	Form of Warrant Assignment and Assumption (included as Exhibit B to Exhibit 2.1)

99.1	Joint Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. SPAC agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025

Crown Proptech Acquisitions

By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer